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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report: (Date of earliest event reported) July 28, 1997
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                            Coronado Industries, Inc.
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                 (Name of small business issuer in its charter)



           Nevada                      33-33042-NY               22-3161629
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(State or other jurisdiction of        (Commission            (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)



   16929 E. Enterprise Drive, Suite 202, Fountain Hills, AZ             85268
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(Address of Principal executive offices) (as of date of filing)       (Zip Code)


                    Issuer's telephone number (602) 837-6810
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          (Former name or former address if changed since last report)


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Item 2.  Acquisition or Disposition of Assets.

         On July 28, 1997 Registrant closed a transaction with Dr. Leo D. Bores in which Registrant acquired certain medical equipment and office furniture for $50,000 cash and a $75,000 promissory note. This equipment and furniture will be used in Registrant's first glaucoma treatment to be located in Scottsdale, Arizona. Registrant used proceeds from the first closing of its stock private placement for the cash portion of this purchase price. The promissory note issued to Dr. Bores bears 10% annual interest. One-half of the principal of this note is due on July 18, 1998 and the remaining principal thereof is due on January 18, 1999.

         On July 28, 1997 Registrant also signed a lease with Dr. Bores for a 4,200 square foot medical facility at 8049 N. 85th Way in Scottsdale, Arizona. This facility will be the site of Registrant's first glaucoma treatment clinic. The monthly lease rate on this facility is $3,500. Registrant has a two year option to purchase the building for the sum of $400,000 cash.

         On July 28, 1997 Registrant also entered into a two year employment agreement with Dr. Bores wherein on August 1, 1997 Dr. Bores became the Chief Medical Director of Registrant's first glaucoma treatment clinic in Scottsdale, Arizona. Dr. Bores will receive an annual salary of $150,000 during the first year of this agreement and $200,000 during the second year. Registrant expects Dr. Bores will become Registrant's Medical Director in charge of all of Registrant's glaucoma treatment clinics in the United States. Registrant intends to open 40 to 50 glaucoma treatment clinics throughout the United States within the next three years.

          Dr. Bores has an international reputation as an ophthalmologist, because of his work in pioneering the development of radialkeratotomy("RK") in the 1970's and 1980's.

         "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this report which are not historical are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements, including, but not limited to, certain delays beyond Registrant's control with respect to market acceptance of new technologies and products, delays in state licensing, and other risks detailed from time to time in Registrant's filings with the Securities and Exchange Commission.

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Item 7.  Financial Statements and Exhibits.

      (b)   Pro forma financial statements.

            Registrant will file pro forma financial statements as soon as they are available.

      (c)   Exhibits.

            The following documents are attached as exhibits to this filing:

            10.1  Bill of Sale with Dr. Bores.

            10.2  Promissory Note to Dr. Bores.

            10.3  Lease with Dr. Bores.

            10.4  Employment Agreement with Dr. Bores.


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                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto authorized.

                           CORONADO INDUSTRIES, INC.



Date: August 13, 1997               By:  /s/ Gary R. Smith
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                                       Gary R. Smith, President (Chief
                                       Executive Officer) and Treasurer
                                       (Chief Accounting Officer)







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